                                                                     Exhibit 4.3

                        [Form of Subordinated Indenture]

================================================================================

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
                       [and FUND AMERICAN COMPANIES, INC.]

                                       and

                         BANK ONE, NATIONAL ASSOCIATION
                                     Trustee

                             SUBORDINATED INDENTURE

                           Dated as of ________, 200_

                 Providing for Issuance of Securities in Series

================================================================================

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CROSS-REFERENCE TABLE

  TIA                                                                  Indenture
Section                                                                 Section

310(a)(1) ...........................................................   609
   (a)(2) ...........................................................   609
   (a)(3) ...........................................................   N.A.
   (a)(4) ...........................................................   N.A.
      (b) ...........................................................   608; 610
      (c) ...........................................................   N.A.
   311(a) ...........................................................   613
      (b) ...........................................................   613
      (c) ...........................................................   N.A.
   312(a) ...........................................................   701
      (b) ...........................................................   702
      (c) ...........................................................   702
   313(a) ...........................................................   703
   (b)(1) ...........................................................   N.A.
   (b)(2) ...........................................................   703
      (c) ...........................................................   703
      (d) ...........................................................   703
   314(a) ...........................................................   704
      (b) ...........................................................   N.A.
   (c)(1) ...........................................................   102
   (c)(2) ...........................................................   102
   (c)(3) ...........................................................   N.A.
      (d) ...........................................................   N.A.
      (e) ...........................................................   102
   315(a) ...........................................................   601
      (b) ...........................................................   602
      (c) ...........................................................   602
      (d) ...........................................................   602
      (e) ...........................................................   602
316(a)(last sentence) ...............................................   502
(a)(1)(A) ...........................................................   512
(a)(1)(B) ...........................................................   502
   (a)(2) ...........................................................   N.A.
      (b) ...........................................................   508
317(a)(1) ...........................................................   503
   (a)(2) ...........................................................   504
      (b) ...........................................................   1003
   318(a) ...........................................................   107
                           N.A. means Not Applicable.

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

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                            TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Recitals of the Company [and Guarantor]........................................1
Agreements of the Parties......................................................1

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101.  DEFINITIONS......................................................2
                    Act........................................................2
                    Affiliate..................................................2
                    Authenticating Agent.......................................3
                    Board of Directors.........................................3
                    Board Resolution...........................................3
                    Business Day...............................................3
                    Commission.................................................3
                    Company....................................................3
                    Company Request............................................3
                    Company Order..............................................3
                    Company Consent............................................3
                    Corporate Trust Office.....................................3
                    Debt.......................................................4
                    Defaulted Interest.........................................4
                    Depositary.................................................4
                    Event of Default...........................................4
                    Global Security............................................4
                    [Guarantee................................................4]
                    [Guarantor................................................4]
                    [Guarantor Board of Directors.............................5]
                    [Guarantor's Board Resolution.............................5]
                    [Guarantor Request........................................5]
                    [Guarantor Order..........................................5]
                    [Guarantor Consent........................................5]
                    Holder.....................................................5
                    Indenture..................................................5
                    this Indenture.............................................5
                    Interest...................................................5
                    Interest Payment Date......................................5
                    Junior Subordinated Securities.............................5
                    Maturity...................................................5
                    Officers' Certificate......................................5
                    Opinion of Counsel.........................................6

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                    Original Issue Discount Security...........................6
                    Outstanding................................................6
                    Paying Agent...............................................7
                    Person.....................................................7
                    Place of Payment...........................................7
                    Predecessor Securities.....................................8
                    Redemption Date............................................8
                    Redemption Price...........................................8
                    Regular Record Date........................................8
                    Repayment Date.............................................8
                    Repayment Price............................................8
                    Responsible Officer........................................8
                    Security...................................................8
                    Securities.................................................8
                    Security Register..........................................9
                    Security Registrar.........................................9
                    Securityholder.............................................9
                    Special Record Date........................................9
                    Stated Maturity............................................9
                    Subsidiary.................................................9
                    Trust Indenture Act.......................................10
                    TIA.......................................................10
                    Trustee...................................................10
                    U.S. Government Obligations...............................10
                    Vice President............................................10
                    Voting Stock..............................................10
Section 102.  COMPLIANCE CERTIFICATES AND OPINIONS............................10
Section 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE..........................11
Section 104.  ACTS OF SECURITYHOLDERS.........................................12
Section 105.  NOTICES, ETC., TO TRUSTEE [, GUARANTOR] AND COMPANY.............14
Section 106.  NOTICES TO SECURITYHOLDERS; WAIVER..............................14
Section 107.  CONFLICT WITH TRUST INDENTURE ACT...............................15
Section 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS........................15
Section 109.  SUCCESSORS AND ASSIGNS..........................................15
Section 110.  SEPARABILITY CLAUSE.............................................15
Section 111.  BENEFITS OF INDENTURE...........................................15
Section 112.  GOVERNING LAW...................................................15
Section 113.  COUNTERPARTS....................................................15
Section 114.  JUDGMENT CURRENCY...............................................16

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.  FORMS GENERALLY.................................................16
Section 202.  FORMS OF SECURITIES.............................................17

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Section 203.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.................17
Section 204.  SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY............18
[SECTION 205.  FORM OF NOTATION OF GUARANTEE.................................20]

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.  GENERAL TITLE; GENERAL LIMITATIONS; ISSUABLE IN SERIES;
                 TERMS OF PARTICULAR SERIES...................................21
Section 302.  DENOMINATIONS...................................................24
Section 303.  EXECUTION, AUTHENTICATION AND DELIVERY AND DATING...............25
Section 304.  TEMPORARY SECURITIES............................................27
Section 305.  REGISTRATION, TRANSFER AND EXCHANGE.............................27
Section 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES................29
Section 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED..................30
Section 308.  PERSONS DEEMED OWNERS...........................................31
Section 309.  CANCELLATION....................................................32
Section 310.  COMPUTATION OF INTEREST.........................................32
Section 311.  MEDIUM-TERM SECURITIES..........................................32
Section 312.  CUSIP NUMBERS...................................................33
SECTION 313.  GLOBAL SECURITIES...............................................33

                                  ARTICLE FOUR

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                          DEFEASANCE; UNCLAIMED MONEYS

SECTION 401.  APPLICABILITY OF ARTICLE........................................35
SECTION 402.  SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE.............35
SECTION 403.  CONDITIONS OF DEFEASANCE........................................37
SECTION 404.  APPLICATION OF TRUST MONEY......................................38
SECTION 405.  REPAYMENT TO COMPANY [OR GUARANTOR].............................38
SECTION 406.  INDEMNITY FOR U.S. GOVERNMENT OBLIGATIONS.......................39
SECTION 407.  REINSTATEMENT...................................................39

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.  EVENTS OF DEFAULT...............................................39
Section 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..............41
Section 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.43
Section 504.  TRUSTEE MAY FILE PROOFS OF CLAIM................................44

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Section 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.....45
Section 506.  APPLICATION OF MONEY COLLECTED..................................45
Section 507.  LIMITATION ON SUITS.............................................45
Section 508.  UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO RECEIVE PRINCIPAL,
                PREMIUM AND INTEREST..........................................46
Section 509.  RESTORATION OF RIGHTS AND REMEDIES..............................47
Section 510.  RIGHTS AND REMEDIES CUMULATIVE..................................47
Section 511.  DELAY OR OMISSION NOT WAIVER....................................47
Section 512.  CONTROL BY SECURITYHOLDERS......................................47
Section 513.  WAIVER OF PAST DEFAULTS.........................................48
Section 514.  UNDERTAKING FOR COSTS...........................................48
Section 515.  WAIVER OF STAY OR EXTENSION LAWS................................49

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.  CERTAIN DUTIES AND RESPONSIBILITIES.............................49
Section 602.  NOTICE OF DEFAULTS..............................................50
Section 603.  CERTAIN RIGHTS OF TRUSTEE.......................................51
Section 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES..........52
Section 605.  MAY HOLD SECURITIES.............................................52
Section 606.  MONEY HELD IN TRUST.............................................52
Section 607.  COMPENSATION AND REIMBURSEMENT..................................53
Section 608.  DISQUALIFICATION; CONFLICTING INTERESTS.........................53
Section 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.........................54
Section 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...............54
Section 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..........................56
Section 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.....57
Section 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...............57
Section 614.  APPOINTMENT OF AUTHENTICATING AGENT.............................62

                                  ARTICLE SEVEN

                      SECURITYHOLDERS' LISTS AND REPORTS BY
                        TRUSTEE [, GUARANTOR] AND COMPANY

Section 701.  COMPANY [AND GUARANTOR] TO FURNISH TRUSTEE NAMES AND ADDRESSES
                OF SECURITYHOLDERS............................................64
Section 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO SECURITYHOLDERS..64

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Section 703.  REPORTS BY TRUSTEE..............................................66
Section 704.  REPORTS BY COMPANY [AND GUARANTOR]..............................68

                                  ARTICLE EIGHT

           CONSOLIDATION, AMALGAMATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS............69
Section 802.  SUCCESSOR PERSON SUBSTITUTED FOR COMPANY........................69
[Section 803.  Guarantor May Consolidate, etc., only on Certain Terms........70]
[Section 804.  Successor Person Substituted for Guarantor....................70]

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS......71
Section 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS.........72
Section 903.  EXECUTION OF SUPPLEMENTAL INDENTURES............................73
Section 904.  EFFECT OF SUPPLEMENTAL INDENTURES...............................74
Section 905.  CONFORMITY WITH TRUST INDENTURE ACT.............................74
Section 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES..............74

                                   ARTICLE TEN

                                    COVENANTS

Section 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.....................74
Section 1002.  MAINTENANCE OF OFFICE OR AGENCY................................74
Section 1003.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST................75
Section 1004.  STATEMENT AS TO COMPLIANCE.....................................77
Section 1005.  CORPORATE EXISTENCE............................................77

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.  APPLICABILITY OF ARTICLE.......................................78
Section 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE..........................78
Section 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED..............78
Section 1104.  NOTICE OF REDEMPTION...........................................79
Section 1105.  DEPOSIT OF REDEMPTION PRICE....................................80
Section 1106.  SECURITIES PAYABLE ON REDEMPTION DATE..........................80
Section 1107.  SECURITIES REDEEMED IN PART....................................80
Section 1108.  PROVISIONS WITH RESPECT TO ANY SINKING FUNDS...................81
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                                 ARTICLE TWELVE

                                  SUBORDINATION

Section 1201.  AGREEMENT OF SECURITYHOLDERS THAT SECURITIES SUBORDINATED TO
                 EXTENT PROVIDED..............................................82
Section 1202.  COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN
                 CERTAIN CIRCUMSTANCES........................................83
Section 1203.  SECURITIES SUBORDINATED TO PRIOR PAYMENTS OF ALL SENIOR
                 INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF
                 THE COMPANY..................................................84
Section 1204.  SECURITYHOLDERS TO BE SUBROGATED TO RIGHT OF HOLDERS OF SENIOR
                 INDEBTEDNESS.................................................85
Section 1205.  OBLIGATION OF THE COMPANY UNCONDITIONAL........................85
Section 1206.  TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE
                 OF NOTICE....................................................86
Section 1207.  APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT.............86
Section 1208.  SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF
                 COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS....................87
Section 1209.  SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION
                 OF SECURITIES................................................87
Section 1210.  RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS...................87
Section 1211.  ARTICLE TWELVE NOT TO PREVENT EVENTS OF DEFAULT................87

                                [ARTICLE THIRTEEN

                            [GUARANTEE OF SECURITIES]

[SECTION 1301. GUARANTEE.....................................................88]
[SECTION 1302. SUBORDINATION OF GUARANTEE....................................89]
[SECTION 1303. EXECUTION OF NOTATIONS OF GUARANTEE...........................90]

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                                                                               1


[To be modified as appropriate for issuances of securities by White Mountains Insurance Group, Ltd. or issuances of securities by Fund American Companies, Inc. which will be guaranteed by White Mountains Insurance Group, Ltd.]

                                    [Form of]

                        SUBORDINATED INDENTURE (this "Indenture") between WHITE
                  MOUNTAINS INSURANCE GROUP, LTD. a company existing under the laws of Bermuda (the ["Company"] ["Guarantor"]) having its principal office at 80 South Main Street, Hanover, New Hampshire 03755-2053, [FUND AMERICAN COMPANIES, INC., a Delaware corporation (the "Company") having its principal office at One Beacon Street, Boston, Massachusetts 02108-3100], and BANK ONE, NATIONAL ASSOCIATION, trustee (hereinafter called the "Trustee"), is made and entered into as of this ______ day of ________, 200_.

                             Recitals of the Company

            The Company [and the Guarantor each] has duly authorized the execution and delivery of this Indenture to provide for [,in the case of the Company,] the issuance of [, and in the case of the Guarantor, the guarantee of,] the Company's debentures, notes, bonds or other evidences of indebtedness, to be issued in one or more fully registered series.

            All things necessary to make this Indenture a valid agreement of [each of] the Company [and the Guarantor], in accordance with its terms, have been done.

                            Agreements of the Parties

            To set forth or to provide for the establishment of the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:

                               ARTICLE ONE

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                                                                               2


                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            Section 101. DEFINITIONS. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

            (4) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

            (5) "including" and words of similar import shall be deemed to be followed by "without limitation". Certain terms, used principally in Article Six, are defined in that Article.

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                                                                               3


            "Act", when used with respect to any Security-holder, has the meaning specified in Section 104.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 614.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each day which is neither a Saturday, Sunday or other day on which banking institutions in the pertinent Place or Places of Payment are authorized or required by law or executive order to be closed.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor

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                                                                               4


replaces it and, thereafter, "Company" shall mean the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Securities.

            "Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Corporate Trust Office" means the principal office of the Trustee
in [    ] at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at
[      ], except that with respect to the presentation of Securities for payment or for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which office at the date
hereof is located at [    ].

            "Debt" means indebtedness for money borrowed.

            "Defaulted Interest" has the meaning specified in Section 307.

            "Depositary" means, unless otherwise specified by the Company pursuant to either Section 204 or 301, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

            "Event of Default" has the meaning specified in Article Five.

            "Global Security" means with respect to any series of Securities issued hereunder, a Security which is executed by the Company and authenticated and delivered by the

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                                                                               5


Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Request, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

            ["Guarantee" means the irrevocable and unconditional guarantee by the Guarantor of any Security of any series of the Company authenticated and delivered pursuant to Article Twelve.]

            ["Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor replaces it and, thereafter, "Guarantor" shall mean the successor.]

            ["Guarantor Board of Directors" means either the board of directors of the Guarantor or any duly authorized committee of that board.]

            ["Guarantor's Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor Board of Directors.]

            ["Guarantor Request", "Guarantor Order", "Guarantor Consent" means, respectively, a written request, order or consent signed in the name of the Guarantor by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.]

            "Holder", when used with respect to any Security, means a Securityholder.

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                                                                               6


            "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

            "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

            "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of any installment of interest on those Securities.

            ["Junior Subordinated Securities" means the securities issued under the Junior Subordinated Indenture dated as of ________, 2001, between the
Company and [        ]].

            "Maturity", when used with respect to any Securities, means the date on which the principal of any such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Officers' Certificate" means [, with respect to the company or the Guarantor,] a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company [or the Guarantor, as the case may be], and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company [or the Guarantor, as the case may be], and shall be acceptable to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the

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                                                                               7


Company [or the Guarantor]. Such counsel shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

            "Original Issue Discount Security" means (i) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof, and (ii) any other Security deemed an Original Issue Discount Security for United States Federal income tax purposes.

            "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

            (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of Section 306 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of any Original Issue Discount Security that shall be deemed to be

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                                                                               8


Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration of acceleration of the Maturity thereof and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the corporate trust department of the Trustee knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

            Notwithstanding the foregoing, the Company may, and may permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Mortgage upon any Principal Property without equally and ratably securing the Senior Debt Securities if the aggregate amount of all Debt then outstanding secured by such Mortgage and all similar Mortgages does not exceed [10]% of the total consolidated stockholders' equity (including preferred stock) of the Company as shown on the audited consolidated balance sheet contained in the latest annual report to stockholders of the Company; PROVIDED that Debt secured by Permitted Mortgages shall not be included in the amount of such secured Debt.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment" means with respect to any

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                                                                               9


series of Securities issued hereunder the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of Section 301.

            "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

            "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

            "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

            "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or

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                                                                              10


trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

            "Security Register" shall have the meaning specified in Section 305.

            "Security Registrar" means the Person who keeps the Security Register specified in Section 305.

            "Securityholder" means a Person in whose name a Security is registered in the Security Register.

            "Senior Indebtedness" means the principal of and premium, if any, and interest on the following whether outstanding on the date of execution of this Indenture or thereafter incurred or created (i) indebtedness of the Company [or the Guarantor] for money borrowed by the Company [or the Guarantor] (including purchase money obligations with an original maturity in excess of one year) or evidenced by securities (other than the Junior Subordinated Securities and the Securities [and, in each case, any guarantees by the Guarantor thereof]), notes, bankers' acceptances or other corporate debt securities or similar instruments issued by the Company [or the Guarantor]; (ii) obligations with respect to letters of credit; (iii) indebtedness of the Company [or the Guarantor] constituting a guarantee of indebtedness of others of the type referred to in the preceding clauses (i) and (ii); or (iv) renewals, extensions or refundings of any of the indebtedness referred to in the preceding clauses
(i), (ii) and (iii) unless, in the case of any particular indebtedness, renewal, extension or refunding, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness or such renewal, extension or refunding thereof is not superior in right of payment to the Securities.

            "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 307) means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "Subsidiary" of any specified Person means any corporation, limited liability company, limited or general partnership, business trust or other business entity at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the specified Person or by one or more of its Subsidiaries, or both.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed except as provided in Section 905.

            "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof.

            "Vice President" when used with respect to [the Guarantor,] the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", including, without limitation, an assistant vice president.

            "Voting Stock", as applied to the stock of any Person, means stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such Person other than stock having such power only by reason of the happening of a contingency.

            Section 102. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company [or the Guarantor] to the Trustee to take any action under any provision of this Indenture, the Company [or the Guarantor, as applicable,] shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 1004) shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

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                                                                              13


            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            Section 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company [or the Guarantor] may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company [or the Guarantor, as the case may be,] stating that the information with respect to such factual matters is in the possession of the Company [or the Guarantor, as the case may be,], unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

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                                                                              14


            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consoli dated and form one instrument.

            Section 104. ACTS OF SECURITYHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company [or the Guarantor or both of them]. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee [, the Guarantor] and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by

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                                                                              15


the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Securities shall be proved by the Security Register.

            (d) If the Company [or the Guarantor] shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company [or the Guarantor, as the case may be,] may, at its option, by Board Resolution or Guarantor's Board Resolution, as applicable, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company [or the Guarantor, as the case may be,] shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            (e) Any request, demand, authorization, direc tion, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every

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                                                                              16


Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company [or the Guarantor] in reliance thereon whether or not notation of such action is made upon such Security.

            Section 105. NOTICES, ETC., TO TRUSTEE [, GUARANTOR] AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Securityholder or by the Company [or the Guarantor] shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

            (2) the Company [or the Guarantor] by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 501(4) or, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to the Company [or the Guarantor, as the case may be,] addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company [or the Guarantor, as the case may be,].

            Section 106. NOTICES TO SECURITYHOLDERS; WAIVER. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee [, the Guarantor] and the Company shall be deemed to be a sufficient giving of such notice.

            Section 107. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through the operation of
Section 318(c) thereof, such imposed duties shall control.

            Section 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 109. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by [each of] the Company [and the Guarantor] shall bind its successors and assigns, whether so expressed or not.

            Section 110. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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                                                                              18


            Section 111. BENEFITS OF INDENTURE. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 112. GOVERNING LAW. This Indenture shall be construed in accordance with and governed by the laws of the State of New York.

            Section 113. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 114. JUDGMENT CURRENCY. The Company [and the Guarantor each] agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in ac cordance with normal banking procedures the Trustee could purchase in New York City the Required Currency with the Judgment Currency on the Banking Day (as defined below) immediately preceding the date on which final unappealable judgment is given and
(b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "Banking Day" means any day except a Saturday, Sunday or a legal holiday in New York City or a day on which banking institutions in New York City are authorized or required by law or executive order to close.

                                   ARTICLE TWO

                                 SECURITY FORMS

            Section 201. FORMS GENERALLY. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

            The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange on which such Securities are listed.

            Section 202. FORMS OF SECURITIES. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

[Each Security shall bear a notation of Guarantee in substantially the form set forth in Section 205. Notwithstanding the foregoing, the notation of Guarantee to be endorsed on the Securities of any series may have such appropriate insertions, omissions, substitutions and other corrections from the form thereof referred to above as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers delivering the same, in each case as evidenced by such delivery.]

            Section 203. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                        [           ],
                                          as Trustee,

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                                                                              21


Dated:__________________                By:_____________________________________
                                                            Authorized Signatory

            Section 204. SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.
(a) If the Company shall establish pursuant to Sections 202 and 301 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 303 and the Company Request delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in a Company Request, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

            (b) Notwithstanding any other provisions of this Section 204 or of
Section 305, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

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                                                                              22


            (c) (i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

      (ii) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof in exchange for such Global Security or Securities.

      (iii) If specified by the Company pursuant to Sections 202 and 301 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to the Holders thereof.

      (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver such Securities to the Persons in whose names such Securities are so registered.

            [SECTION 205. FORM OF NOTATION OF GUARANTEE. The form of notation of Guarantee to be endorsed on any Security issued pursuant to this Indenture shall be substantially as follows:

                              NOTATION OF GUARANTEE

            White Mountains Insurance Group, Ltd., a company existing under the law of Bermuda (the "Guarantor", which term includes any successor thereto under the Indenture (the "Indenture") referred to in the Security on which this notation is endorsed) has unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Twelve of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of this Security and the Indenture.

            The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Twelve of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                        by
                                              _______________________________
                                              Name:
                                              Title:]

                                  ARTICLE THREE

                                 THE SECURITIES

            Section 301. GENERAL TITLE; GENERAL LIMITATIONS; ISSUABLE IN SERIES; TERMS OF PARTICULAR SERIES. The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is not limited.

            The Securities may be issued in one or more series up to an aggregate principal amount of Securities as from time to time may be authorized by the Board of Directors. All Securities of each series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series.

            Each series of Securities shall be created either by or pursuant to a Board Resolution or by or pursuant to an indenture supplemental hereto. The Securities of each such series may bear such date or dates, be payable at such place or places, have such Stated Maturity or Maturities, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Securities registered as such on such Regular Record Dates, or may bear no interest, and may be redeemable or repayable at such Redemption Price or Prices or Repayment Price or Prices, as the case may be, whether at the option of the Holder or otherwise, and upon such terms, all as shall be provided for in or pursuant to the Board Resolution or in or pursuant to the supplemental indenture creating that series. There may also be established in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture prior to the issuance of Securities of each such series, provision for:

            (1) the exchange or conversion of the Securities of that series, at the option of the Holders thereof, for or into new Securities of a different series or other securities or other property of the Company[, the Guarantor] or another Person, including shares of common stock, preferred stock, indebtedness or securities of any kind of the Company[, the Guarantor], any Subsidiary of the Company [or of the Guarantor] or of any other Person or securities directly or indirectly convertible into or exchangeable for any such securities;

            (2) a sinking or purchase fund or other analogous obligation;

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                                                                              26


            (3) if other than U.S. dollars, the currency or currencies or units based on or related to currencies (including European Currency Units) in which the Securities of such series shall be denominated and in which payments of principal of, and any premium and interest on, such Securities shall or may be payable;

            (4) if the principal of (and premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a holder thereof, in a currency or currencies or units based on or related to currencies (including European Currency Units) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (5) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of such series may be determined with reference to an index based on (i) a currency or currencies or units based on or related to currencies (including European Currency Units) other than that in which the Securities are stated to be payable, (ii) changes in the price of one or more other securities or groups or indexes of securities or (iii) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts shall be determined;

            (6) if the aggregate principal amount of the Securities of that series is to be limited, such limitations, and the maturity date of the principal amount of such Securities of that series (which may be fixed or extendible), and the rate or rates (which may be fixed or floating) per annum at which the Securities of that series will bear interest, if any, or the method of determining such rate or rates, and the payment dates and record dates relating to such interest payments;

            (7) the exchange of Securities of that series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;

            (8) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series;

            (9) the percentage of their principal amount at which such Securities will be issued, and the portion of the principal amount of Securities of the series, if other than the total principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504;

            (10) any Event of Default with respect to the Securities of such series, if not set forth herein and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such series (including a provision making any Event of Default set forth herein inapplicable to the Securities of that series);

            (11) any covenant solely for the benefit of the Securities of such series and any additions, deletions or other changes to the provisions of Article Ten or any definitions relating to such Article that shall be applicable to the Securities of such series (including a provision making any Section of such Article inapplicable to the Securities of such series);

            (12) the applicability of Section 402(b) of this Indenture to the Securities of such series;

            (13) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or

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                                                                              28


      Global Securities, the terms and conditions, if any, upon which such Global Security or Global Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Global Securities (if other than the Depositary specified in Section 101 hereof);

            (14) the subordination of the Securities of such series to any other indebtedness of the Company [and the Guarantor], including without limitation, the Securities of any other series; and

            (15) any other terms of the series, which shall not be inconsistent with the provisions of this Indenture,

all upon such terms as may be determined in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture with respect to such series. All Securities of the same series shall be substantially identical in tenor and effect, except as to denomination.

            The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in or pursuant to the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner, reasonably satisfactory to the Trustee, as the Board of Directors may determine.

            Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

            Any terms or provisions in respect of the Securities of any series issued under this Indenture may be determined pursuant to this Section by providing in a Board Resolution or supplemental indenture for the method by which such terms or provisions shall be determined.

            Section 302. DENOMINATIONS. The Securities of each series shall be issuable in such denominations and

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                                                                              29


currency as shall be provided in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

            Section 303. EXECUTION, AUTHENTICATION AND DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwith standing that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

            Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to Section 202, an Opinion of Counsel stating that:

            (1) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

            (2) the form and terms (or in connection with the issuance of medium-term Securities under Section 311, the manner of determining the terms) of such Securities have been established in conformity with the provisions of this Indenture;

            (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding; and

            (4) such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that series of Securities have been complied with, the Company has cor porate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws and legal

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                                                                              31


principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity).

            The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

            Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

            Section 304. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by Section 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or

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                                                                              32


more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of like tenor and terms. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same bene fits under this Indenture as definitive Securities of such series.

            Section 305. REGISTRATION, TRANSFER AND EXCHANGE. The Company shall keep or cause to be kept a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and for transfers of Securities or of Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 1002.

            Subject to Section 204, upon surrender for transfer of any Security of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

            Subject to Section 204, at the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the

Securityholder making the exchange is entitled to receive.

            All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company [and the Guarantor], evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

            Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made on any Securityholder for any transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

            The Company shall not be required (i) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 1103 and ending at the close of business on the date of such mailing, or (ii) to transfer or exchange any Security so selected for redemption in whole or in part, except for the portion of such Security not so selected for redemption.

            None of the Company, [the Guarantor,] the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            The Company initially appoints the Trustee to act

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                                                                              34


as Security Registrar for the Securities on its behalf. The Company may at any time and from time to time authorize any Person to act as Security Registrar in place of the Trustee with respect to any series of Securities issued under this Indenture.

            Section 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If
(i) any mutilated Security is surrendered to the Trustee, or the Company [, the Guarantor] and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company [, the Guarantor] and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company [, the Guarantor] or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, series, Stated Maturity and principal amount, bearing a number not contemporaneously Outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company [and the Guarantor], whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with

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                                                                              35


any and all other Securities of the same series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            Section 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Unless otherwise provided with respect to such Security pursuant to Section 301, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company [or the Guarantor], at its election in each case, as provided in Clause (1) or Clause (2) below:

            (1) The Company [or the Guarantor], may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company [or the Guarantor, as the case may be,] shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company [or the Guarantor, as the case may be] shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company [or Guarantor, as the case may be,] of such Special Record Date and, in the name and at the expense of the Company [or the Guarantor], shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company [or the Guarantor] may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company [or Guarantor, as the case may be,] to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            If any installment of interest the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            Section 308. PERSONS DEEMED OWNERS. The Company [, the Guarantor], the Trustee and any agent of the Company [, the Guarantor,] or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 307) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, [the Guarantor] the Trustee nor any agent of the Company [, the Guarantor] or the Trustee shall be affected by notice to the contrary.

            Section 309. CANCELLATION. All Securities surrendered for payment, redemption, transfer, conversion or exchange or credit against a sinking fund shall, if surren dered to any Person other than the Trustee, be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company [or the Guarantor] may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company [or the Guarantor] may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall return all canceled Securities to the Company.

            Section 310. COMPUTATION OF INTEREST. Unless otherwise provided as contemplated in Section 301, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

            Section 311. MEDIUM-TERM SECURITIES. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Board

Resolution, supplemental indenture, Opinion of Counsel or Company Request otherwise required pursuant to Sections 202, 301 and 303 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 102 shall be true and correct as if made on such date.

            An Officers' Certificate, supplemental indenture or Board Resolution delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the telephonic or written order of persons designated in such Officers' Certificate, Board Resolution or supplemental indenture (any such telephonic instructions to be confirmed promptly in writing by such persons) and that such persons are authorized to determine, consistent with such Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Officers' Certificate, supplemental indenture or Board Resolution.

            Section 312. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

            SECTION 313. GLOBAL SECURITIES. (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (b) Notwithstanding any other provision of this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or
(ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

            (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 305, then either (i) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a

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                                                                              40


corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 305 and as otherwise provided in this Article Three authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Registered Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

            (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Registered Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

                                  ARTICLE FOUR

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                          DEFEASANCE; UNCLAIMED MONEYS

            SECTION 401. APPLICABILITY OF ARTICLE. If, pursuant to Section 301, provision is made for the defeasance of Securities of a series and if the Securities of such series are denominated and payable only in Dollars (except as provided pursuant to Section 301), then the provisions of this Article Four relating to defeasance of Securities shall be applicable except as otherwise specified pursuant to Section 301 for Securities of such series. Defeasance provisions, if any, for Securities denominated in a Foreign Currency may be specified pursuant to Section 301.

            SECTION 402. SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE.
(a) If at any time (i) the Company shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and delivered (other than (1) any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 306 and (2) Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company as provided in Section
405) or (ii) all Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee as trust funds the entire amount in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Section
301) sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all taxes or other charges and assessments in respect thereof payable by the Trustee, to pay at maturity or upon redemption all Securities of such series not theretofore delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due on such date of maturity or redemption date, as the case may be, no default with respect to the Securities has occurred and is continuing on the date of such deposit, such deposit does not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Company is a party and the Company delivers an Officers' Certificate and an Opinion of Counsel each stating that such conditions have been complied with and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for and rights to receive payments of principal of, and premium, if any, and interest on, such Securities) with respect to the Securities of such series, and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

            (b) Subject to Sections 402(c), 403 and 407, the Company at any time may terminate, with respect to Securities of a particular series, (i) all of the Company's and the Guarantor's obligations under the Securities of such series and this Indenture with respect to the Securities of such series ("legal defeasance option") or (ii) the Company's and the Guarantor's obligations under any covenants specified pursuant to Section 301 applicable to the Securities of such series ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

            If the Company exercises the legal defeasance option, payment of the Securities of the defeased series may not be accelerated because of an Event of Default. If the Company exercises the covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default related to the specified covenants.

            Upon satisfaction of the conditions set forth herein and upon request of the Company [or the Guarantor],

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the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

            (c) Notwithstanding clause (a) above and the exercise of the legal defeasance option in clause (b) above, the Company's [and the Guarantor's] obligations in Sections 305, 306, 405, 406, 407, 607, 608, 701 and 1002 shall survive until the Securities of the defeased series have been paid in full. Thereafter, the Company's [and the Guarantor's] obligations in Sections 607, 405 and 406 shall survive.

            SECTION 403. CONDITIONS OF DEFEASANCE. The Company may exercise the legal defeasance option or the covenant defeasance option with respect to Securities of a particular series only if:

            (1) the Company [or the Guarantor] irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of, and premium, if any, and interest on, the Securities of such series to maturity or redemption, as the case may be;

            (2) the Company [or the Guarantor] delivers to the Trustee a certificate from a nationally recognized firm of independent public accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay the principal, premium, if any, and interest when due on all the Securities of such series to maturity or redemption, as the case may be;

            (3) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 501(5) or (6) with respect to the Company occurs which is continuing at the end of the period;

            (4) no Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

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            (5) the deposit does not constitute a default under any other agreement binding on the Company [or the Guarantor];

            (6) the Company [or the Guarantor] delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

            (7) in the event of the legal defeasance option, the Company [or the Guarantor] shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

            (8) in the event of the covenant defeasance option, the Company [or the Guarantor] shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

            (9) the Company [or the Guarantor] delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities of such series as contemplated by this Article Four have been complied with.

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                                                                              45


            Before or after a deposit, the Company [or the Guarantor] may make arrangements satisfactory to the Trustee for the redemption of Securities of such series at a future date in accordance with Article Eleven.

            SECTION 404. APPLICATION OF TRUST MONEY. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article Four. It shall apply the deposited money and the money from U.S. Government Obligations through any paying agent and in accordance with this Indenture to the payment of principal of, and premium, if any, and interest on, the Securities of the defeased series.

            SECTION 405. REPAYMENT TO COMPANY [OR GUARANTOR]. The Trustee and any paying agent shall promptly turn over to the Company [or the Guarantor] upon request any excess money or securities held by them at any time.

            Subject to any applicable abandoned property law, the Trustee and any paying agent shall pay to the Company [or the Guarantor] upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years, and, thereafter, Holders entitled to such money must look to the Company [or the Guarantor] for payment as general creditors and all liability of the Trustee or such paying agent with respect to such money shall thereupon cease.

            SECTION 406. INDEMNITY FOR U.S. GOVERNMENT OBLIGATIONS. The Company [and the Guarantor (without duplication)] shall pay and shall indemnify the Trustee and the Holders against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

            SECTION 407. REINSTATEMENT. If the Trustee or any paying agent is unable to apply any money or U.S. Government Obligations in accordance with this Article Four by reason of any legal proceeding or by reason of any order or judgment of any court or government authority enjoining, restraining or otherwise prohibiting such application, the Company's [and the Guarantor's] obligations under this Indenture and the Securities of the defeased series shall be

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                                                                              46


revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or any paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article Four.

                                  ARTICLE FIVE

                                    REMEDIES

            Section 501. EVENTS OF DEFAULT. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series:

            (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 90 days; or

            (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

            (3) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

            (4) default in the performance, or breach, of any covenant or warranty of the Company [or the Guarantor] in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is else where in this Section specifically dealt with), all

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      of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company [and the Guarantor] by the Trustee or to the Company [and the Guarantor] and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) with respect to any series of Securities issued or guaranteed by the Guarantor, the Guarantor's consolidation or amalgamation with or merger into any other Person or conveyance or transfer of its properties and assets substantially as an entirety to any Person, unless:

                  (A) the Person formed by such consolidation or amalgamation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Guarantor substantially as an entirety shall be a corporation or limited liability company organized and existing under the laws of the United States of America, any State thereof, the District of Columbia or Bermuda, and shall expressly assume, by an indenture supplemental hereto, executed by the successor Person and the Company and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (B) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (C) either the Guarantor or the successor Person has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, amalgamation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and continuance of any failure to comply with the conditions set forth under items (A), (B) or (C) of this paragraph (5) for a period of 90 days after there has been given, by registered or certified mail, to the Guarantor by the Trustee or to the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such failure to comply and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or


            (6) the entry of an order for relief against the Company [or the Guarantor] under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company [or the Guarantor] a bankrupt or insolvent under any other applicable Federal, State or Foreign law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company [or the Guarantor] under the Federal Bankruptcy Code or any other applicable Federal, State or Foreign law (other than a reorganization under a foreign law that does not relate to insolvency), or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company [or the Guarantor] or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (7) the consent by the Company [or the Guarantor] to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal, State or Foreign law (other than a reorganization under a foreign law that does not relate

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                                                                              48


      to insolvency) law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company [or the Guarantor] or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company [or the Guarantor] in furtherance of any such action; or

            (8) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

            Section 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.
If an Event of Default described in paragraph (1), (2), (3), (4), (5) or (8)
(if the Event of Default under paragraph (4), (5) or (8) is with respect to less than all series of Securities then Outstanding) of Section 501 occurs and is continuing with respect to any series, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series acting as a separate class), by notice in writing to the Company [and the Guarantor] (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in paragraph (4), (5) or
(8) (if the Event of Default under paragraph (4), (5) or (8) is with respect to all series of Securities then Outstanding), or (6) or (7) of Section 501 occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company [and the Guarantor] (and to the Trustee if given by Holders), may de clare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

            At any time after such a declaration of accel eration has been made with respect to the Securities of any series and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company [or the Guarantor] has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue installments of interest on the Securities of such series,

                  (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

                  (C) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607; and

            (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Section 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company [and the Guarantor each] covenants that if

            (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

            (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series,

and any such default continues for any period of grace provided with respect to the Securities of such series, the Company [or the Guarantor, as the case may be,] will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of Clause
(3) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of Clause (3) above) for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal

(and premium, if any) and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of Clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607.

            If the Company [or the Guarantor] fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company [or the Guarantor] or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company [or the Guarantor] or any other obligor upon such Securities, wherever situated.

            If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            Section 504. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company [, Guarantor] or any other obligor upon the Securities or the property of the Company [, Guarantor] or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of

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                                                                              52


whether the Trustee shall have made any demand on the Company [or the Guarantor] for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607) and of the Securityholders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

            Section 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

            Section 506. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607.

            SECOND: To the payment of the amounts then due and unpaid upon the Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

            THIRD: To the Company [or the Guarantor or both, as they are entitled].

            Section 507. LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

            Section 508. UNCONDITIONAL RIGHT OF SECURITY HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Not withstanding any other provisions in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

            Section 509. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, [the Guarantor,] the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

            Section 510. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 511. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

            Section 512. CONTROL BY SECURITYHOLDERS. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the

Securities of such series, provided that

            (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            Section 513. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured

            (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            Section 514. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

            Section 515. WAIVER OF STAY OR EXTENSION LAWS. The Company [and the Guarantor each] covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company [and the Guarantor each] (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

            Section 601. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default with respect to any series of Securities,

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            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the

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      Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the per formance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            Section 602. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(4) or (5) with respect to Securities of such series no such notice to Securityholders of such series shall be given until at least

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90 days after the occurrence thereof. For the purpose of this Section, the term
"default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

            Section 603. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company [or the Guarantor] mentioned herein shall be sufficiently evidenced by a Company Request or Company Order[, or a Guarantor Request or Guarantor Order, as applicable,] and any resolution of the Board of Directors [or the Guarantor Board of Directors] may be sufficiently evidenced by a Board Resolution [or a Guarantor's Board Resolution, as applicable];

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this

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Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investi gation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            Section 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the certificates of authen tication, shall be taken as the statements of the Company [or the Guarantor, as applicable], and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company [or the Guarantor] of Securities or the proceeds thereof.

            Section 605. MAY HOLD SECURITIES. The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company [or the Guarantor], in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company [or the Guarantor] with the same rights it would have if it were not Trustee, Paying

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Agent, Security Registrar or such other agent.

            Section 606. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company [or the Guarantor].

            Section 607. COMPENSATION AND REIMBURSEMENT. The Company [and the Guarantor (without duplication)] agrees

            (1) to pay to the Trustee from time to time as the parties shall agree from time to time such compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company [and the Guarantor] under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such,

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except funds held in trust for the payment of principal of (and premium, if any)
or interest on particular Securities.

            Section 608. DISQUALIFICATION; CONFLICTING INTERESTS. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded for purposes of the conflicting interest provisions of such Section 310(b) the Securities of every other series issued under this Indenture (i) and every series of securities issued under any other indentures if the requirements for such exclusion set forth in Section 310(b) of the Trust Indenture Act are met. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

            Section 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder with respect to each series of Securities, which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this

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Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

            (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company [and the Guarantor]. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company [and the Guarantor]. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (d) If at any time:

            (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608(a) with respect to any series of Securities after written request therefor by the Company [, by the Guarantor] or by any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months, or

            (2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Securities and shall fail to resign after written request therefor by the Company [, by the Guarantor] or by any such Se curityholder, or

            (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

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            (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Reso lution [, or the Guarantor by a Guarantor's Board Resolution,] may remove the Trustee, with respect to the se ries, or in the case of Clause (4), with respect to all series, or (ii) subject to Section 514, any Securityholder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, or, in the case of Clause (4), with respect to all series.

            (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company [, the Guarantor] and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Securityholders of such series and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

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            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

            Section 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company [, the Guarantor] and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series; but, on request of the Company [, the Guarantor] or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Company [and the Guarantor] shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, [, the Guarantor] the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall

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execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

            No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

            Section 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticat ing Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

            Section 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within 3 months prior to a default, as defined in

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Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 3-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 3-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

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                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 3-month period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 3-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within 3 months; or

                  (D) to receive payment on any claim referred to in paragraph
            (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

            For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such 3-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

            If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture secu rities realize, as a result of payments from such special account and payments of dividends on claims filed

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against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Securityholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Securityholders and the holders of other indenture securities in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee which has resigned or been removed after the beginning of such 3-month period shall be subject to the provisions of this Subsection as though such

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resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 3-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such 3-month period; and

                  (ii) such receipt of property or reduction of claim occurred within 3 months after such resignation or removal.

            (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

            (1) the ownership or acquisition of securities issued under any indenture, or any security or secu rities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented; or an indebt edness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

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            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, accep tances or obligations which fall within the classi fication of self liquidating paper as defined in Subsection (c) of this Section.

            (c) For the purposes of this Section only:

            (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

            (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

            (3) The term "cash transaction" means any transaction in which full payment for goods or secu rities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

            (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents

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      evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

            (5) The term "Company" means any obligor upon the Securities.

            Section 614. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section,

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the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

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            The Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Company from time to time) reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        [           ],
                                        as Trustee


                                        By:_____________________________________
                                           As Authenticating Agent


Dated:_______________                   By:_____________________________________
                                                            Authorized Signatory

                                  ARTICLE SEVEN

                      SECURITYHOLDERS' LISTS AND REPORTS BY
                        TRUSTEE [, GUARANTOR] AND COMPANY

            Section 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF SECURITYHOLDERS. The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually, not more than 30 days after each Regular Record Date, in each year in such form as the Trustee may reasonably require, a list of the names

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      and addresses of the Holders of Securities of such series as of such date,
      and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 30 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

            Section 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO SECURITYHOLDERS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

            (b) If 3 or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 Business Days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

            (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and

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      addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Security holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee

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that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

            Section 703. REPORTS BY TRUSTEE. (a) The term "reporting date" as
used in this Section means [      ] of each year. Within 60 days after the
reporting date in each year, beginning in 200 , the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to any of the following events which may have occurred during the 12 months preceding the date of such report (but if no such event has occurred within such period no report need be transmitted):

            (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

            (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

            (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than [1%] of the principal amount of the Securities of such series outstanding on the date of such report;

            (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property

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      held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in a manner described in Section 613(b)(2),
      (3), (4) or (6);

            (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

            (6) any additional issue of Securities which the Trustee has not previously reported; and

            (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

            (b) The Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate [ ]% or less of the principal amount of the Securities Outstanding of such series at such time, such report to be transmitted within 90 days after such time.

            (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities

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are listed, and also with the Commission. The Company will notify the Trustee when the Securities are listed on any stock exchange.

            Section 704. REPORTS BY COMPANY [AND GUARANTOR]. The Company [and the Guarantor each] will

            (1) file with the Trustee, within 30 days after the Company [or the Guarantor] is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company [or the Guarantor] may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if [neither] the Company [nor the Guarantor] is [not] required to file information, documents or reports pursuant to either of said Sections, then [it] [the Guarantor] will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company [or the Guarantor] with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within [30] days after the filing thereof

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                                                                              81


      with the Trustee, such summaries of any information, documents and reports required to be filed by the Company [or the Guarantor] pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

           CONSOLIDATION, AMALGAMATION, MERGER, CONVEYANCE OR TRANSFER

            Section 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate or amalgamate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (1) the Person formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation or limited liability company organized and existing under the laws of the United States of America, any State thereof, the District of Columbia or Bermuda, and shall expressly assume, by an indenture supplemental hereto, executed by the successor Person [and the Guarantor] and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with

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      this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

            Section 802. SUCCESSOR PERSON SUBSTITUTED FOR COMPANY. Upon any consolidation, amalgamation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolida tion or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation may be dissolved, wound up or liquidated at any time thereafter.


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            [Section 803. Successor Person Substituted for Guarantor. Upon any
consolidation, amalgamation or merger, or any conveyance or transfer of the properties and assets of the Guarantor substantially as an entirety, whether or not such event gives rise to an Event of Default under Section 501(5), the successor Person formed by such consolidation or amalgamation or into which the Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein. In the event of any such conveyance or transfer, the Guarantor as the predecessor corporation may be dissolved, wound up or liquidated at any time thereafter.]

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

            Section 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. Without the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, [the Guarantor, when authorized by a Guarantor's Board Resolution,] and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company, [or the Guarantor] and the assumption by any such successor of the covenants of the Company [or the Guarantor] herein and in the Securities contained; or

            (2) to add to the covenants of the Company [or the Guarantor], or to surrender any right or power herein conferred upon the Company [or the Guarantor], for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or

            (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

            (4) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in
      Section 316(a)(2) of the TIA as in effect at the date as of which this instrument was executed or any corre sponding provision in any similar federal statute hereafter enacted; or

            (5) to establish any form of Security, as provided in Article Two, and to provide for the issuance of any series of Securities as provided in Article Three and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

            (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 611; or

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                                                                              85


            (7) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series); or

            (8) to provide for the issuance of Securities in coupon as well as fully registered form.

            No supplemental indenture for the purposes identified in Clauses
(2), (3), (5) or (7) above may be entered into if to do so would adversely affect the interest of the Holders of Securities of any series.

            Section 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company [, the Guarantor] and the Trustee, the Company, when authorized by a Board Resolution [the Guarantor, when authorized by a Guarantor's Board Resolution], and the Trustee may enter into an indenture or indentures supple mental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the

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                                                                              86


      case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be); or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

            (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 903. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may,

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                                                                              87


but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(4) or 901(6)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Section 904. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

            Section 905. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

            Section 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    COVENANTS

            Section 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the

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benefit of, the Securities of such series.

            Section 1002. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

            [The Guarantor will maintain an office or agency in each Place of Payment where Securities to which the Guarantee applies may be presented or surrendered for payment pursuant to the Guarantee and where notices and demands to or upon the Guarantor in respect of the Guarantee and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders and demands may be made or served at the Principal Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders and demands.]

            Section 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and

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premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

            (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company [or the Guarantor] may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order [or the

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                                       90


Guarantor Order] direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company [, the Guarantor] or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company [or the Guarantor] in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company [, the Guarantor] or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company [or the Guarantor], in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request [(or, if deposited by the Guarantor, paid to the Guarantor upon Guarantor Request)], or (if then held by the Company [or the Guarantor]) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company [and the Guarantor] for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company [and the Guarantor] mail to the Holders of the Securities as to which the money to be repaid was held in trust, as their names and addresses appear in the Security Register, a notice that such moneys remain unclaimed and that, after a date specified in the notice, which shall not be less than [30] days from the date on which the notice was first mailed to the Holders of the Securities as to which the money to be repaid was held in trust, any unclaimed balance of such moneys then remaining will be paid to the Company [or the Guarantor, as the case may be,] free of the trust formerly impressed upon it.

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            The Company initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

            Section 1004. STATEMENT AS TO COMPLIANCE. The Company [and the Guarantor each] will deliver to the Trustee, within [120] days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company [or the Guarantor, as the case may be], stating that

            (1) a review of the activities of the Company [or the Guarantor, as the case may be,] during such year and of its performance under this Indenture and under the terms of the Securities has been made under his supervision; and

            (2) to the best of his knowledge, based on such review, the Company [or the Guarantor, as the case may be,] has complied with all conditions and covenants under this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

            For purposes of this Section 1004, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

            Section 1005. CORPORATE EXISTENCE. Subject to Article Eight [each of] the Company [and the Guarantor] will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

            Section 1101. APPLICABILITY OF ARTICLE. The

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Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to
Section 202 and on such terms as are specified in such form or in the Board Resolution or indenture supplemental hereto with respect to Securities of such series as provided in Section 301. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

            Section 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by, or made pursuant to authority granted by, a Board Resolution. In case of any redemption at the election of the Company of any Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

            In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

            Section 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of like tenor and terms of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the

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Trustee shall deem fair and appropriate and which may include provision for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of a series are to be redeemed, the particular Securities to be redeemed shall be selected by the Company.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

            Section 1104. NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

            (1) the Redemption Date;

            (2) the Redemption Price;

            (3) if less than all Outstanding Securities of any series are to be redeemed, the identification,

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      including CUSIP Numbers (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given;

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

            (5) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment; and

            (6) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Such notice shall be deemed to have been given to each Holder if sent in accordance with Section 105 hereof.

            Section 1105. DEPOSIT OF REDEMPTION PRICE. On or prior to 10:00 a.m. on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

            Section 1106. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with the notice, such Securities shall be paid by the Company at the Redemption Price. Installments of interest the Stated Maturity of which is on or prior to the Redemption Date

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shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of
Section 307.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

            Section 1107. SECURITIES REDEEMED IN PART. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in the Place of Payment with respect to that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

            Section 1108. PROVISIONS WITH RESPECT TO ANY SINKING FUNDS. Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancellation or redeemed by the Company other than through the mandatory sinking fund, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to

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such series of Securities, the Company will deliver to the Trustee (A) an
Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by the Company or so redeemed, and (B) such Securities so acquired, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not redeemed by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

            If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 1106. The Trustee shall select, in the manner provided in
Section 1103, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 1104 (and with the effect provided in Section 1106) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 1108. Any and all sinking fund moneys with

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respect to Securities of any series held by the Trustee at the Maturity of
Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

            On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this
Section 1108.

                                 ARTICLE TWELVE

                                  SUBORDINATION

            Section 1201. AGREEMENT OF SECURITYHOLDERS THAT SECURITIES SUBORDINATED TO EXTENT PROVIDED. The Company, for itself, its successors and assigns, covenants and agrees and each Holder of the Securities by his or her acceptance thereof likewise covenants and agrees that the payment of the principal of, premium, if any, and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness. The provisions of this Article shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and the and/or each of them may proceed to enforce such provisions.

            Section 1202. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES. (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and premium, if any, and interest thereon shall first be paid in

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full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment is made on account of the principal of or premium, if any, or interest on the Securities or to acquire any of the Securities or on account of any sinking fund (except sinking fund payments made in Securities acquired by the Company before the maturity of such Senior Indebtedness).

            (b) Upon the happening of (i) an event of default with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, or (ii) an event which, with the giving of notice, or lapse of time, or both, would constitute such an event of default, then, unless and until such event shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or premium, if any, or interest on the Securities or to acquire any of the Securities or on account of any sinking fund for the Securities (except sinking fund payments made in Securities acquired by the Company before such default and notice thereof).

            (c) In the event that notwithstanding the provisions of this Section 1202 the Company shall make any payment to the Trustee on account of the principal of or premium, if any, or interest on the Securities, or on account of any sinking fund, or the Holders of the Securities shall receive any such payment, after the happening of a default in payment of the principal of or premium, if any, or interest on Senior Indebtedness, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Section 1206) shall be held by the Trustee or the Holders of the Securities, as the case may be, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representatives or the trustee under the indenture or other agreement (if any) pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness

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                                                                              99


remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

            Section 1203. SECURITIES SUBORDINATED TO PRIOR PAYMENTS OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE COMPANY. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof, premium, if any, and interest due thereon before the Holders of the Securities are entitled to receive any payment on account of the principal of, premium, if any, or interest on the Securities;

            (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustees would be entitled except for the provisions of this Article Twelve, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or

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                                                                             100


      provision therefor to the holders of such Senior Indebtedness;

            (c) in the event that notwithstanding the foregoing provisions of this Section 1203, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Securities on account of principal, or premium, if any, or interest on the Securities before all Senior Indebtedness is paid in full, or effective provisions made for its payment, such payment or distribution (subject to the provisions of Sections 1206 and 1207) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

            Section 1204. SECURITYHOLDERS TO BE SUBROGATED TO RIGHT OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders of the Securities by virtue of this Article which otherwise would have been made to the Holders of the Securities, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

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                                                                             101


            Section 1205. OBLIGATION OF THE COMPANY UNCONDITIONAL. Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair as between the Company and the Holders of the Securities, the obligations of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture subject to the rights, if any, under this Article Twelve of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

            Section 1206. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE. The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or from one or more holders of

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                                                                             102


Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled to assume conclusively that no such facts exist.

            Section 1207. APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT. Anything in this Indenture to the contrary notwithstanding, any deposit of monies by the Company with the Trustee or any paying agent (whether or not in trust) for the payment of the principal of or premium, if any, or interest on any Securities shall be subject to the provisions of Sections 1201, 1202, 1203 and 1204 except that, if prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of or interest or premium, if any, on any Security) a Responsible Officer of the Trustee shall not have received with respect to such monies the notice provided for in Section 1206, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

            Section 1208. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

            Section 1209. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES. Each Holder of the Securities by his or her acceptance thereof authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee his/her attorney-in-fact for such purpose, including, in the event of any dissolution, winding

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up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its or his or her Securities in the form required in said proceedings and cause said claim to be approved. If the trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holder or holders of the Senior Indebtedness are hereby authorized to and have the right to file an appropriate claim for and on behalf of the holders of said Securities.

            Section 1210. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS. The Trustee shall be entitled to all of the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in Section 613 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

            Section 1211. ARTICLE TWELVE NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment on account of principal, interest or sinking fund by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of an Event of Default under Section 501.

                               [ARTICLE THIRTEEN]

                            [GUARANTEE OF SECURITIES]

            [SECTION 1301. GUARANTEE. The Guarantor hereby fully and unconditionally guarantees to each Holder of a Security of each series issued by the Company, authenticated and delivered by the Trustee, the due and punctual payment of the principal (including any amount due in respect of any Original Issue Discount Security) of and any premium and

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interest on such Security, and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of such Security and this Indenture. The Guarantor hereby agrees that in the event of an Event of Default its obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of any Security of any series or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of any Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to such Security except by payment in full of the principal thereof and any premium and interest thereon or as provided in Article Four or Section
802. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor any amount paid by the Company or the Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed

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                                                                             105


hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

            The Guarantor also agrees, to pay any and all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Guarantee.

            The Guarantor hereby waives any right of set off which the Guarantor may have against the Holder of any Security in respect of any amounts which are or may become payable by such Holder to the Company.

            The Guarantor shall be subrogated to all rights of the Holders of any series of Securities and the Trustee against the Company in respect of any amounts paid to such Holders and the Trustee by the Guarantor pursuant to the provisions of the Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest, if any, on all of the Securities of such series shall have been paid in full.

            No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantees set forth in this Section 1301 by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

            The Guarantee set forth in this Section 1301 shall not be valid or become obligatory for any purpose with respect to any Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.]

            [SECTION 1302. SUBORDINATION OF GUARANTEE. The obligation of the Guarantor under the Guarantee pursuant to

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this Article 13 shall be junior and subordinated to Senior Indebtedness of the
Guarantor on the same basis as the Securities are junior and subordinated to Senior Indebtedness of the Company. For purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by the Guarantor only at such times as them may receive and/or retain payments in respect of the Securities pursuant to this Indenture, including Article 12 hereof. The Guarantee made by the Guarantor hereunder and evidenced by any notation of Guarantee endorsed on any Security is subject to the provisions of
Article 12 hereof.]

            [SECTION 1303. EXECUTION OF NOTATIONS OF GUARANTEE. To evidence its Guarantee to the Holders specified in Section 1301, the Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in
Section 205 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse on any Security a notation of such Guarantee. Each such notation of Guarantee shall be signed on behalf of the Guarantor by any proper officer of the Guarantor prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signatures upon the notation of the Guarantee may be manual or facsimile signatures of any present, past or future proper officer of the Guarantor and may be imprinted or otherwise reproduced below the notation of the Guarantee, and in case any such proper officer of the Guarantor who shall have signed the notation of the Guarantee shall cease to be such officer before the Security on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of the Guarantee had not ceased to be such officer of the Guarantor.]]

            IN WITNESS WHEREOF, the parties hereto have caused

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this Indenture to be duly executed, all as of the day and year first above written.


                                        WHITE MOUNTAINS INSURANCE
                                        GROUP, LTD.

                                        by

                                          Name:
                                          Title:


                                        FUND AMERICAN COMPANIES, INC.,

                                        by

                                          Name:
                                          Title:


                                        BANK ONE, NATIONAL
                                        ASSOCIATION,

                                        by

                                            Name:
                                            Title: